Debt	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
Debt
Note 6 — Debt
Senior Secured Term Loan
Sable entered into the Term Loan with an initial principal of $625.0 million. The initial principal balance was increased by $16.6 million for material and supplies and $140.0 million for paid-in-kind
interest from the effective date through the Closing Date less an $18.8 million cash deposit (which was paid on the Closing Date). The proceeds of the Term Loan were deemed funded on the Closing Date in connection with consummation of the
Sable-EM
Purchase Agreement. The term loan bears interest at ten percent (10.0%) per annum (computed on a
360-day
year). Unless Sable elects in writing prior to an applicable interest payment date to pay accrued but unpaid interest in cash, all such accrued and unpaid interest shall be compounded annually on January 1st of each year by adding the relevant amount to the then outstanding principal amount of the term loan
(“paid-in-kind
interest”). The Term Loan matures on the earliest to occur of (i) the five year anniversary of the applicable effective time (such effective time, 12:00:01 a.m. (Houston Time) on January 1, 2022), (ii) ninety days after Restart Production (i.e., 180 days after first production from the wells) under and as defined in the
Sable-EM
Purchase Agreement or (iii) acceleration of the term loan in accordance with the terms of the Term Loan.
The Term Loan dated as of the Closing Date by and among Sable, EM, as lender, and Alter Domus Products Corp., as the administrative agent for the benefit of the lender requires that James C. Flores, our Chairman and Chief Executive Officer, remains directly and actively involved in the day-to-day
management of our business, subject to the right of the holder of such indebtedness to approve his replacement, such approval not to be unreasonably withheld. Additionally, if we fail to restart production of the SYU Assets by January 1, 2026 (the “Restart Failure Date”), then pursuant to the Purchase and Sale Agreement dated November 1, 2022, by and among Legacy Sable, EM and MPPC relating to the
Sable-EM
Purchase Agreement, for 180 days thereafter, EM will have the exclusive right, but not the obligation, to require us to reassign the SYU Assets and rights to EM or its designated representative, without reimbursing us for any of our costs or expenditures (the “Reassignment Option”). If we have acquired any additional rights or assets or have developed additional improvements related to the SYU Assets, records or benefits, on EM’s request we also would be required to assign and deliver those additional rights, assets, improvements, records or benefits to EM without being reimbursed for any of our additional costs or expenses. If we are unable to restart production of the SYU Assets by the Restart Failure Date and EM exercises its Reassignment Option, EM will become the owner of substantially all of our business and we may be forced to wind-down our operations. Our ability to restart production of the SYU Assets is subject to several risks, and there is no assurance that we will be able to restart production of the SYU Assets by the Restart Failure Date.
Restrictive covenants in the Senior Secured Term Loan impose significant operating and financial restrictions on us and our subsidiaries and we may be prevented from taking advantage of business opportunities that arise because of the limitations imposed on us by the Term Loan unless we gain EM’s consent. These restrictions limit our ability to, among other things: engage in mergers, consolidations, liquidations, or dissolutions; create or incur debt or liens; make certain debt prepayments; pay dividends, distributions, management fees or certain other restricted payments; make investments, acquisitions, loans, or purchase oil and gas properties; sell, assign, farm-out
or dispose of any property; enter into transactions with affiliates; enter into, subject to certain exceptions, any agreement that prohibits or restricts liens securing the Term Loan, payments of dividends to us, or payment of debt owed to us and our subsidiaries; and change the nature of our business.
The Term Loan also contains representations and warranties, affirmative covenants, additional negative covenants and events of default (including a change of control). During the pendency of the Term Loan and in case of an event of default thereunder, EM may exercise all remedies at law or equity, and may foreclose upon substantially all of our assets and the assets of our subsidiaries, including, in the event of a deficiency, cash and any other assets not acquired from EM in the Business Combination to the extent constituting collateral under the applicable financing documents. We may not be able to obtain amendments, waivers or consents for potential or actual breaches of such representations and warranties or covenants, or we may be unable to obtain such amendments waivers or consents on acceptable terms, all of which could limit management’s flexibility to operate the business.
Long-Term Debt as of June 30, 2024 (Successor) consisted of the following:

(in thousands)
Senior Secured Term Loan, including paid-in-kind interest	$791,377
Less: Debt issuance costs	(1,000)

Total long-term debt, net	$790,377

For the three months ended June 30, 2024 (Successor) and during the period from February 14, 2024 through June 30, 2024 (Successor), the Company incurred interest expense of $19.2 million and $29.0 million, respectively, which is included as expense on the condensed consolidated statement of operations and paid-in-kind
interest was accrued on the Senior Secured Term Loan on the condensed consolidated balance sheet. For the three months ended June 30, 2024 (Successor) and the period from February 14, 2024 through June 30, 2024 (Successor), the Company’s effective interest rate on the Senior Secured Term Loan was approximately 10.0%.
Predecessor Debt
No debt or interest was allocated to SYU in the Predecessor financial statements as of December 31, 2023 (Predecessor) or for the period from January 1, 2024 through February 13, 2024 (Predecessor) or the three and six months ended June 30, 2023 (Predecessor) as it was a legal obligation of EM.